UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 7.01   Regulation FD Disclosure.

On November 30, 2020, Jaguar Health, Inc. (the “Company”) issued a press release announcing its plans to develop and commercialize crofelemer, the Company’s novel proprietary drug, for an indication of inflammatory diarrhea, initially in a long hauler post-COVID-19 recovery patient population in Europe. A copy of the press release is furnished as Exhibit 99.1.

In addition, as part of the Company’s exploratory discussions with Swiss Growth Forum described further below, the Company is scheduled to make virtual presentations to institutional investors in Europe beginning on December 1, 2020, during which time the Company’s chief executive officer will refer to an investor presentation, a copy of which is furnished as Exhibit 99.2 hereto and incorporated herein by reference. This presentation is also available on the Company’s website at https://jaguarhealth.gcs-web.com/events-and-presentations.

The information under Item 7.01 and in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities and Exchange Act of 1934 or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

Item 8.01   Other Events.

The Company is currently engaged in exploratory discussions including non-binding terms with Swiss Growth Forum, the sponsor of a special purpose acquisition company focused on post-pandemic recovery opportunities in Europe (“SPAC”), regarding the SPAC’s potential merger with an operational subsidiary of the Company to be established in Europe with an exclusive license to crofelemer and Mytesi ® for the indications of inflammatory diarrhea and HIV-related diarrhea.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the Company’s plan to establish an operational subsidiary in Europe with an exclusive license to crofelemer and Mytesi ® for the indications of inflammatory diarrhea and HIV-related diarrhea, and the SPAC’s potential merger with such subsidiary.  The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, including the information discussed under the captions “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 30, 2020
99.2	Investor Presentation, dated November 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
	Title:	President and Chief Executive Officer

Date: November 30, 2020